UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHNGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2005

INVESTNET, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-33097 (Commission File Number)	87-0650263 (IRS Employer Identification Number)

900-789 West Pender Street, Vancouver, British Columbia V6C 1H2 (Address of Principal Executive Offices)	110004 (Zip Code)

Registrant’s telephone number, including area code (604) 685-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02

Departure of Directors or Principal Officers

On January 18, 2005, Mr. Maurice Tsakok resigned from the Board of Directors and secretary of the Registrant. The resignation was not the result of any known disagreements with the Registrant on any matter relating to the Registrant operations, policies or practices.  Also, Mr. Maurice Taskok has no claim against the company whether by way of remuneration, severance payment, pension expense or any other sum for loss of office.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVESTNET, INC. (Registrant)

Date: January 18, 2004	By: /s/ Terence Ho, Chief Financial Officer

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